WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

                          SENSOR SYSTEM SOLUTIONS, INC.
                        Warrant To Purchase Common Stock

Warrant No.: TS-001

Date of Issuance: November 16, 2005

This is to certify that, FOR VALUE RECEIVED, Trenwith Securities LLC ("Holder") is entitled to purchase, subject to the provisions of this Warrant (as defined herein), from SENSOR SYSTEM SOLUTIONS, INC. (the "Company) up to Five Hundred Eleven Thousand Six Hundred and Seven (511,607) shares ("Shares") of the Company's Common Stock, $.01 par value per share.

1.    Warrant Granted.

      1.1 Trenwith Convertible Debenture Warrant. The Holder is entitled to purchase Forty-Two Thousand Eight Hundred and Fifty-seven (42,857) Shares of the Company's Common Stock at any time until 11:59 pm Eastern Time on October 6, 2009. The exercise price of this warrant shall be $0.35 per share. All the other warrant terms are the same as in the Warrant Agreement signed between Cornell Capital Partners, LP and the Company Dated on October 6, 2005.

      1.2 Trenwith SEDA Warrant. The Holder is entitled to purchase up Four Hundred Sixty-eight Thousand Seven Hundred and Fifty (468,750) Shares of the Company's Common Stock at any time until 11:59 pm Eastern Time on October 6, 2008. The exercise price of this warrant shall be $0.80 per share. All the other warrant terms shall be governed by the Engagement Agreement signed between Trenwith and the Company Dated on August 10, 2005.

2. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of California. Each of the Company and the Holder irrevocably consents to the nonexclusive jurisdiction of the United States federal courts and state courts located in Orange, California in any suit or proceeding based on or arising under this Warrant. Each of the Company and the Holder irrevocably waives any objection to the laying of venue and the defense of an inconvenient forum to the maintenance of such suit or proceeding in such courts. Each of the Company and the Holder agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

3. Successors and Assigns. The rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder.

4. Amendment. This Warrant may not be modified or amended or the provisions hereof waived except by the written consent of the Company and the Holder.

5. Other Actions. The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder of this Warrant in order to protect the economic benefit inuring to the Holder hereof and the exercise privilege of the Holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first set forth above.


                                         SENSOR SYSTEM SOLUTIONS, INC.

                                         By:      /s/ Michael Young
                                                  ------------------------
                                         Name:    Michael Young
                                         Title:   Chief Executive Officer